NATIONWIDE VARIABLE INSURANCE TRUST
NVIT J.P. Morgan Digital Evolution Strategy Fund
NVIT J.P. Morgan Equity and Options Total Return Fund (formerly, NVIT AQR Large Cap Defensive Style Fund)
NVIT J.P. Morgan Inflation Managed Fund
NVIT J.P. Morgan Innovators Fund
NVIT J.P. Morgan Large Cap Growth Fund
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan US Technology Leaders Fund

Supplement dated September 16, 2026
to the Prospectus dated April 30, 2026

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT J.P. Morgan Innovators Fund

On September 15, 2026, the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended), considered and unanimously approved a proposal to liquidate the NVIT J.P. Morgan Innovators Fund (the “Fund”), a series of the Trust.  The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation and Dissolution (the “Plan”) on or about December 2, 2026. The Board’s decision to liquidate the Fund, and implementation of the Plan, are subject to the approval of the Fund’s shareholders. In the near future, shareholders of the Fund will receive a proxy statement that contains more information about the Plan.

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